UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 13, 2015

HAMPSHIRE GROUP, LIMITED

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-20201 (Commission File Number)	06-0967107 (I.R.S. Employer Identification No.)

114 W. 41st Street, New York, New York (Address of principal executive offices)	10036 (Zip code)

(212) 840-5666

(Registrant’s telephone number including area code)

Not applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)     On March 13, 2015, Hampshire Group, Limited (the “Company”) entered into a Services Agreement dated as of March 9, 2015 (the “Agreement”) with GRL Capital Advisors (“GRL”). Pursuant to the Agreement, GRL will provide the services of William Drozdowski to serve as interim chief financial officer. In the event that another GRL associate is needed to fill the role of interim chief financial officer, GRL will provide an associate to serve in such capacity (subject to approval of the Company’s board of directors). GRL also will provide additional GRL personnel (as agreed by the chief executive officer of the Company) to assist the interim chief financial officer with carrying out the tasked responsibilities. The engagement will be for a period of thirty (30) days, unless extended or earlier terminated as provided in the agreement.

The services will be provided for a fee of $40,000 plus GRL’s reasonable expenses. Mr. Drozdowski will not be entitled to any direct compensation from the Company in respect of his service as interim chief financial officer. If additional GRL personnel are engaged by the Company, they will be billed at the hourly rates set forth in the Agreement.

The foregoing summary of the Agreement is qualified by reference to the full text of the Agreement, which is incorporated herein by reference. A copy of the Agreement is attached hereto as Exhibit 10.1.

Mr. Drozdowski, age 51, is a senior manager with GRL and has been an employee since 2006. Mr. Drozdowski has been engaged as a financial advisor or interim chief financial officer for 13 GRL clients, including most recently Fredericks of Hollywood (2014), Kid Brands (2014 – present),  Scott Kay Jewelers, Inc. (2014 – present), Heidenberg Properties, Inc. (2014), Dots Inc. (2014 – present) and Premier Salons, Inc. (2013 – 2014).

Item 7.01      Regulation FD Disclosure.

On March 16, 2015, the Company issued a press release (the “Press Release”) which announced the appointment of Mr. Drozdowski as disclosed above. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Services Agreement dated as of March 9, 2015 between the Company and GRL Capital Advisors.

99.1	Press Release of Hampshire Group, Limited dated March 16, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAMPSHIRE GROUP, LIMITED

Dated: March 16, 2015	By:	/s/ Paul M. Buxbaum
Name: Paul M. Buxbaum
Title: President and Chief Executive Officer

Exhibit Index

Exhibit No.          Description

10.1          Services Agreement dated as of March 9, 2015 between the Company and GRL Capital Advisors.

99.1          Press Release of Hampshire Group, Limited dated March 16, 2015.